PACE® Select Advisors Trust

June 27, 2018

Supplement to the prospectuses relating to Class A, Class C and Class Y shares and Class P shares (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2017, as supplemented.

Includes:

•  PACE® Mortgage-Backed Securities Fixed Income Investments

•  PACE® Intermediate Fixed Income Investments

•  PACE® Strategic Fixed Income Investments

•  PACE® Municipal Fixed Income Investments

•  PACE® Global Fixed Income Investments

•  PACE® High Yield Investments

•  PACE® Large Co Value Equity Investments

•  PACE® Large Co Growth Equity Investments

•  PACE® Small/Medium Co Value Equity Investments

•  PACE® Small/Medium Co Growth Equity Investments

•  PACE® International Equity Investments

•  PACE® International Emerging Markets Equity Investments

•  PACE® Global Real Estate Securities Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update information regarding certain series (the "funds") of PACE Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas) Inc., the funds' manager, the Board of Trustees of the Trust approved the closure of Class C shares of the funds and the automatic conversion of Class C shares of each fund into Class A shares of the same fund. Effective on or about July 12, 2018 (the "Closure Date"), the funds will cease offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, will not be permitted after the Closure Date.

Effective on or about October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of the funds will be automatically converted into Class A shares of the funds. From the Closure Date to the Conversion Date (the "Conversion Period"), 12b-1 distribution fees (currently 0.50% of average net assets for fixed income funds and 0.75% of average net assets for equity funds) and any contingent deferred sales charges applicable to Class C shares will be waived; 12b-1 service fees (currently, 0.25% of average net assets for each fund) will continue to be

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assessed. During the Conversion Period, automatic reinvestment of Class C share dividends and capital gain distributions will continue and existing shareholders may exchange their Class C shares of the funds for Class C shares of other UBS Family Funds (as defined in the Prospectuses), as permitted by existing exchange privileges. Upon the conversion of Class C shares into Class A shares, each Class C shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any deferred sales charges applicable to Class C shares will be waived in connection with the conversion to Class A shares, and the 12b-1 service fee currently applicable to Class A shares will then apply to the converted shares. It is anticipated that the conversion of Class C shares into Class A shares will be tax-free for fund shareholders.

The conversion will occur without any action being necessary from shareholders.

Accordingly, effective on or about the Conversion Date, all references to Class C shares of the funds in the Prospectuses and the SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.